UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2015

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

35 Crosby Drive, Bedford, MA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers
On October 8, 2015, the Compensation Committee of the Board of Directors of Hologic, Inc. approved revised forms of (i) Restricted Stock Unit Award Agreement, and (ii) Non-Qualified Stock Option Agreement. Copies of the agreements are attached to this report as Exhibits 10.1 and 10.2 and are incorporated herein in their entirety by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1 10.2	Form of Restricted Stock Unit Award Agreement (adopted fiscal 2016) Form of Non-Qualified Stock Option Agreement (adopted fiscal 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2015	HOLOGIC, INC.

	By:	/s/ John M. Griffin
John M. Griffin
General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1 10.2	Form of Restricted Stock Unit Award Agreement (adopted fiscal 2016) Form of Non-Qualified Stock Option Agreement (adopted fiscal 2016)